EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal executive officer and a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2012.

/s/ David J. Bronczek
David J. Bronczek

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Susan M. Thone, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David J. Bronczek, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Susan M. Thone
Notary Public

My Commission Expires:

October 6, 2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2012.

/s/ T. Michael Glenn
T. Michael Glenn

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that T. Michael Glenn, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public

My Commission Expires:

February 13, 2013

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2012.

/s/ Alan B. Graf, Jr.
Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public

My Commission Expires:

February 13, 2013

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 2012.

/s/ Robert B. Carter
Robert B. Carter

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Paula W. Wagner, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert B. Carter, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Paula W. Wagner
Notary Public

My Commission Expires:

August 16, 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2012.

/s/ Michael L. Ducker
Michael L. Ducker

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Sue Langford, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Michael L. Ducker, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Sue Langford
Notary Public

My Commission Expires:

July 17, 2012

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2012.

/s/ Frederick W. Smith
Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Virginia Wester, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Virginia Wester
Notary Public

My Commission Expires:

September 1, 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2012.

/s/ Cathy D. Ross
Cathy D. Ross

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Sue Langford, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Cathy D. Ross, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Sue Langford
Notary Public

My Commission Expires:

July 17, 2012

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Cathy D. Ross, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2012.

/s/ J. Rick Bateman
J. Rick Bateman

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Sue Langford, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. Rick Bateman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Sue Langford
Notary Public

My Commission Expires:

July 17, 2012

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2012.

/s/ Christine P. Richards
Christine P. Richards

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Christine P. Richards, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public

My Commission Expires:

February 13, 2013

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2012, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2012.

/s/ James R. Parker
James R. Parker

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Sue Langford, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James R. Parker, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Sue Langford
Notary Public

My Commission Expires:

July 17, 2012